EXHIBIT 21.1

Name	DBA	State of Formation
1 On 1 Physical Therapy, LLC		DE
2037953 Ontario, Inc.		Canada
Ability Health PT Management GP, LLC		TX
Ability Health Services and Rehabilitation, L.P.	Ability Rehabilitation SST Rehab	TX
Achieve Management GP, LLC		TX
Achieve Physical Therapy and Performance, Limited Partnership		TX
Action Therapy Centers, Limited Partnership	Action Physical Therapy Houston Hand Therapy PT Professionals	TX
Adams County Physical Therapy, Limited Partnership		TX
Advance Rehabilitation & Consulting, Limited Partnership		TX
Advance Rehabilitation Management GP, LLC		TX
Agape Physical Therapy & Sports Rehabilitation, Limited Partnership	Impact Sports Impact Sports PT	TX
Agape Physical Therapy Management GP, LLC		TX
Agility Spine & Sports PT Management GP LLC		TX
Agility Spine & Sports Physical Therapy and Rehabilitation, Limited Partnership	Sol Physical Therapy	TX
ARC Iowa PT Plus, LLC		TX
ARC Physical Therapy Plus, Limited Partnership		TX
ARC PT Management GP, LLC		TX
ARCH Physical Therapy and Sports Medicine, Limited Partnership		TX
Arrow Physical Therapy, Limited Partnership	Broken Arrow Physical Therapy	TX
Arrowhead Physical Therapy, Limited Partnership	Elite Sports Medicine & Physical Therapy	TX
Ashland Physical Therapy, Limited Partnership		TX
Atlas PT Management GP, LLC		TX
Atlas Physical Therapy, Limited Partnership	Vertical Motion Physical Therapy	CO
Audubon Physical Therapy, Limited Partnership		TX
Barren Ridge Physical Therapy, Limited Partnership		TX
Bayside Management GP, LLC		TX
Bayside Physical Therapy & Sports Rehabilitation, Limited Partnership		TX
Beaufort Physical Therapy, Limited Partnership		TX
Bow Physical Therapy & Spine Center, Limited Partnership		TX
Brazos Valley Physical Therapy, Limited Partnership		TX
Brick Hand & Rehabilitative Services, Limited Partnership		TX
Briotix Health, Limited Partnership	InSite Health (6/25/2020 - Per Cyndi M. and Leon P. this dba is no longer used).	DE
Briotix Management GP, LLC		TX
BTE Workforce Solutions, LLC (formerly BTE Technoligies, Inc.)		DE
C. Foster Physical Therapists, Limited Partnership		TX
C. Foster PT Management GP, LLC		TX
Cape Cod Hand Therapy, Limited Partnership	Cape Cod Hand & Upper Extremity Therapy	TX
Carbon County Therapy, LLC		WY
Carolina Physical Therapy and Sports Medicine, Limited Partnership		TX
Carolina PT Management GP, LLC		TX
Center for Physical Rehabilitation and Therapy, Limited Partnership		DE
Cleveland Physical Therapy, Ltd.		TX
Clinical Partnership Solutions, LLC	ProgressiveHealth Clinical Partnership Solutions	IN
Clinical Management Solutions, LLC	ProgressiveHealth Clinical Management Solutions	IN
Comprehensive Hand & Physical Therapy, Limited Partnership		TX
Coppell Spine & Sports Rehab, Limited Partnership
North Davis/Keller Physical Therapy
Physical Therapy of Colleyville
Physical Therapy of North Texas
Physical Therapy of Corinth
Trinity Sports & Physical Therapy
Physical Therapy of Flower Mound
Southlake Physical Therapy
Physical Therapy of Trophy Club
Heritage Trace Physical Therapy
Therapy Partners of Frisco/Little Elm
Therapy Partners of North Texas
Pelvic Health Specialists at Therapy Partners of North Texas                                                                     Clair Physical Therapy
TX
CPR Management GP, LLC		TX
Cross Creek Physical Therapy, Limited Partnership		TX
Crossroads Physical Therapy, Limited Partnership	Green Oaks Physical Therapy - Fort Worth Green Oaks Physical Therapy	TX
Crossroads Rehabilitation, Limited Partnership	Crossroads Physical Therapy	TX
Custom Physical Therapy, Limited Partnership	Custom Physical Therapy (Washoe County)	TX
Cutting Edge Physical Therapy, Limited Partnership		TX
Dearborn Physical Therapy, Ltd.	Advanced Physical Therapy	TX
Decatur Hand and Physical Therapy Specialists, Limited Partnership		TX
Dekalb Comprehensive Physical Therapy, Limited Partnership		TX
Denali Physical Therapy, Limited Partnership		TX
DHT Hand Therapy, Limited Partnership	Arizona Desert Hand Therapy Services Desert Hand and Physical Therapy	TX
DHT Management GP, LLC		TX
Dynamic Hand Therapy & Rehabilitation, Limited Partnership		TX
Eastgate Physical Therapy, Limited Partnership	Summit Physical Therapy	TX
Edge Physical Therapy, Limited Partnership	River's Edge Physical Therapy	TX
Elite PT Management GP, LLC		TX
Elite Spine and Sports Physical Therapy, LP		TX
STAR Performance and Concierge, LLC	Enhanced Physical Therapy (f/k/a Enhanced Physiotherapy and Performance, LLC)	TX
Empower Physical Therapy, Limited Partnernship	Empower Sports Physical Therapy, Limited Partnership	TX
Enid Therapy Center, Limited Partnership	Enid Physical Therapy	TX
ESSMC Management GP, LLC		TX
East Suburban Sports Medicine Center, LP
East Suburban Sports Medicine Center (ESSMC): Greensburg
East Suburban Sports Medicine Center (ESSMC): Kiski
East Suburban Sports Medicine Center (ESSMC): Monroeville
East Suburban Sports Medicine Center (ESSMC): Murrysville
East Suburban Sports Medicine Center (ESSMC): North Huntingdon
East Suburban Sports Medicine Center (ESSMC): Penn Hills
East Suburban Sports Medicine Center (ESSMC): Penn Township
East Suburban Sports Medicine Center (ESSMC): Plum
East Suburban Sports Medicine Center (ESSMC): Scottdale
TX
Everett Management, LLC		WA
Evergreen Physical Therapy, Limited Partnership		TX
Excel Physical Therapy, Limited Partnership		TX
Excel PT Texas GP, LLC		TX
Excel Orthopedic PT Management GP, LLC		TX
Excel Orthopedic Physical Therapy, Limited Partnership	Excel Physical Therapy	TX
Fit2WRK, Inc.		TX
Five Rivers Therapy Services, Limited Partnership	Peak Physical Therapy	TX
Flannery Physical Therapy, Limited Partnership	Physical Therapy Plus	TX
Four Pines PT Management GP, LLC		TX
Four Pines Physical Therapy, Limited Partnership		TX
Fredericksburg Physical Therapy, Limited Partnership		TX
Fremont PT Management GP, LLC		TX
Fremont Therapy Group, Limited Partnership		TX
Frisco Physical Therapy, Limited Partnership	PT of Prosper	TX
Gahanna Physical Therapy, Limited Partnership	Cornerstone Physical Therapy	TX
Genesee Valley Physical Therapy, Limited Partnership		TX
Green Oaks Physical Therapy, Limited Partnership		TX
Hamilton Physical Therapy Services, LP		TX
Hand and Physical Therapy of Wyoming, Limited Partnership		TX
Hands-On Sports Medicine, Limited Partnership	Metro Spine and Sports Rehabilitation	TX
Hanoun Medical, Inc.	BTE Workforce Solutions Briotix Health	Ontario, Canada
Harbor Physical Therapy, Limited Partnership		TX
HH Rehab Associates, Inc.	Genesee Valley Physical Therapy Theramax Physical Therapy	MI
High Plains Physical Therapy, Limited Partnership		TX
Highlands Physical Therapy & Sports Medicine, Limited Partnership		TX
Horizon Rehabilitation PT Management GP, LLC		TX
Horizon Rehabilitation and Sports Medicine, Limited Partnership		TX
Houston On Demand Physical Therapy, LLC		TX
HPTS Management GP, LLC		TX
Indy ProCare Physical Therapy, Limited Partnership		TX
Integrated Rehab PT Management GP, LLC		TX
Integrated Rehabilitation Services, Limited Partnershp		TX
Integrius, LLC		GA
InSite Health Limited Partnership		DE
Intermountain Physical Therapy, Limited Partnership		TX
Jackson Clinics PT Management GP , LLC		TX
Jackson Clinics, Limited Partnership		TX
Jaco Rehab Honolulu Management GP, LLC		TX
Jaco Kapolei Management GP, LLC		TX
Jaco Mililani Management GP LLC		TX
Jaco Waikele Management GP LLC		TX
Jaco Rehab Honolulu, Limited Partnership		TX
Jaco Rehab Kapolei, Limited Partnership		TX
Jaco Rehab Mililani, Limited Partnership		TX
Jaco Rehab Waikele, Limited Partnership		TX
Joan Ostermeier Physical Therapy, Limited Partnership	Sport & Spine Clinic of Wittenberg	TX
Julie Emond Physical Therapy, Limited Partnership	Maple Valley Physical Therapy	TX
Kelly Lynch Physical Therapy, Limited Partnership	Sport & Spine Clinic of Watertown	TX
Kennebec Physical Therapy, LLC		TX
Kingwood Physical Therapy, Ltd.
Spring-Klein Physical Therapy
West Woodlands Physical Therapy
Lake Conroe Sports Medicine and Rehabilitation
Cypress Oaks Physical Therapy
Star Therapy Services of Fairfield;
Grand Oaks Sports Medicine and Rehabilitation
Star Therapy Services of Lakewood
TX
Lake Houston Physical Therapy, Limited Partnership	Northern Oaks Orthopedic & Sports PT	TX
Leader Physical Therapy, Limited Partnership	Memphis Physical Therapy	TX
Life Fitness Physical Therapy, LLC	In Balance Physical Therapy Herbst Physical Therapy	MD
Life Strides Physical Therapy and Rehabilitation, Limited Partnership		TX
LiveWell Physical Therapy, Limited Partnership		TX
Madden and Gilbert PT GP, LLC		TX
Madden and Gilbert Physical Therapy, LP		TX
Madison Physical Therapy, Limited Partnership		TX
Madison Spine, Limited Partnership		TX
Max Motion Physical Therapy, Limited Partnership		TX
Merrill Physical Therapy, Limited Partnership		TX
Metro Allstar LLC		NY
Metro PT Amityville LLC		NY
Metro Ardsley LLC		NY
Metro Bayshore LLC		NY
Metro Bethpage, LLC		NY
Metro Buchanan LLC		NY
Metro Court ST LLC		NY
Metro Center Moriches LLC		NY
Metro Commack LLC		NY
Metro Croton LLC		NY
Metro East Northport LLC		NY
Metro Franklin Square, LLC		NY
Metro Forest Ave. LLC		NY
Metro Great Neck South LLC		NY
Metro Greenvale LLC		NY
Metro Hampton Bays LLC		NY
Metro Hauppauge LLC		NY
Metro Hewlett LLC		NY
Metro Holtsville LLC		NY
Metro Huntington LLC		NY
Metro Jericho 314 LLC		NY
Metro Long Beach House LLC		NY
Metro Mineola PT LLC		NY
Metro Mohegan Lake LLC		NY
Metro Mystic LLC		CT
Metro Oakdale LLC		NY
Metro Oceanside LLC		NY
Metro OCR Basement LLC		NY
Metro PT Patchogue LLC		NY
Metro Plainview LLC		NY
Metro Port Wash LLC		NY
Metro Riverhead LLC		NY
Metro Rocky Point LLC		NY
Metro Ronkonkoma LLC		NY
Metro RVC, LLC		NY
Metro Setauket Old Town Road LLC		NY
Metro Setauket Tech LLC		NY
Metro P.T. Selden LLC		NY
Metro PT Smithtown LLC		NY
Metro Wading River LLC		NY
Metro West Babylon LLC		NY
Metro Westerly LLC		RI
Metro Physical Therapy, LLC		TX
Mishock Physical Therapy, Limited Partnership	Xcelerate Physical Therapy	TX
Mishock PT Management GP, LLC		TX
Mission Rehabilitation and Sports Medicine, Limited Partnership	RYKE Rehabilitation	TX
Mobile Spine and Rehabilitation, Limited Partnership		TX
Momentum Physical & Sports Rehabilitation, L.P.	Momentum Physical Therapy & Sports Rehab; Momentum On-Demand Momentum Mobile PT Momentum Physical Therapy	TX
Mountain View Physical Therapy, Limited Partnership	Mountain View Physical and Hand Therapy	TX
MSO Metro, LLC		NY
MSPT Management GP, LLC		TX
National Rehab Delaware, Inc.		DE
National Rehab GP, Inc.		TX
National Rehab Management GP, Inc.		TX
New Horizons Physical Therapy, Limited Partnership		TX
Norman Physical Therapy, Limited Partnership		TX
North Jersey Game On Physical Therapy, Limited Partnership	Madison Spine & Physical Therapy	TX
North Lake Physical Therapy and Rehab, Limited Partnership		TX
North Lake PT Management GP, LLC		TX
Northern Edge PT Management GP, LLC		TX
Northern Edge Physical Therapy, Limited Partnership		DE
Northern Lights Physical Therapy, Limited Partnership		TX
Northwest PT Management GP, LLC		TX
Northwoods Physical Therapy, Limited Partnership		TX
OPR Management Services, Inc.		TX
OSR Physical Therapy, Limited Partnership		TX
OSR Physical Therapy Management GP LLC		TX
One to One PT Management GP LLC		TX
One to One Physical Therapy, Limited Partnership		DE
Oregon Spine & Physical Therapy, Limited Partnership	Peak State Physical Therapy	TX
P4 Physical Therapy, Limited Partnership	Southern Rehab & Sports Medicine ACT Physical Therapy	TX
Peak Performance PT Management GP, LLC		TX
Peak Performance Physical Therapy, Limited Partnership		TX
Pelican State Physical Therapy, Limited Partnership	Audubon Physical Therapy	TX
Penns Wood Physical Therapy, Limited Partnership		TX
PerformancePro Sports Medicine and Rehabilitation, Limited Partnership		TX
Phoenix Physical Therapy, Limited Partnership		TX
Physical Restoration and Sports Medicine, Limited Partnership		TX
Physical Therapy Northwest, Limited Partnership		TX
Physical Therapy and Spine Institute, Limited Partnership		TX
Physical Therapy Solutions, Limited Partnership		DE
Pinnacle Therapy Services, LLC		DE
Pioneer Physical Therapy, Limited Partnership		TX
Plymouth Physical Therapy Specialists, Limited Partnership		TX
Port City Physical Therapy, Limited Partnership		TX
Precision Physical Therapy, Limited Partnership		TX
Premier Physical Therapy and Sports Performance, Limited Partnership		DE
Premier Management GP, LLC		DE
ProActive Physical Therapy, Limited Partnership		TX
ProCare Physical Therapy Management GP, LLC		TX
ProCare PT, Limited Partnership		TX
ProgressiveHealth Companies, LLC		DE
ProgressiveHealth Occ Health, LLC		IN
ProgressiveHealth HealthSpot, LLC		IN
ProgressiveHealth, LLC		IN
ProgressiveHealth Rehabilitation Solutions, Inc.		GA
Progressive Physical Therapy Clinic, Ltd.	Progressive Hand and Physical Therapy	TX
PTS GP Management, LLC		TX
Quad City Physical Therapy & Spine, Limited Partnership		TX
RACVA GP, LLC		TX
R. Clair Physical Therapy, Limited Partnership	Clair Physical Therapy	TX
Radtke Physical Therapy, Limited Partnership		TX
Reaction Physical Therapy, LLC		DE
Rebound Physical Therapy, Limited Partnership		TX
Rebound PT Management GP, LLC		TX
Red River Valley Physical Therapy, Limited Partnership		TX
Redmond Ridge Management, LLC		WA
Regional Physical Therapy Center, Limited Partnership		TX
Rehab Partners #1, Inc.		TX
Rehab Partners #2, Inc.		TX
Rehab Partners #3, Inc.		TX
Rehab Partners #4, Inc.		TX
Rehab Partners #5, Inc.		TX
Rehab Partners #6, Inc.		TX
Rehab Partners Acquisition #1, Inc.		TX
Rehabilitation Associates of Central Virginia, Limited Partnership	Rehab Associates of Central Virginia (Campbell County)	TX
Rice Rehabilitation Associates, Limited Partnership		TX
Riverview Physical Therapy, Limited Partnership (formerly Yarmouth Physical Therapy)		TX
Roepke Physical Therapy, Limited Partnership	Elite Hand & Upper Extremity Clinic	TX
RYKE Management GP, LLC		TX
Saginaw Valley Sport and Spine, Limited Partnership	Sport & Spine Physical Therapy and Rehab; Evergreen PT	TX
Saline Physical Therapy of Michigan, Ltd.	Physical Therapy in Motion	TX
San Antonio On Demand Physical Therapy, LLC		TX
SC&AW, Limited Partnership		TX
Seacoast Physical Therapy, Limited Partnership		TX
Signature Physical Therapy, Limited Partnership		TX
Snohomish Management, LLC		WA
South Tulsa Physical Therapy, Limited Partnership	Physical Therapy of Jenks South Tulsa Physical Therapy Jenks Physical Therapy	TX
Spectrum Physical Therapy, Limited Partnership	Southshore Physical Therapy	TX
Sport & Spine Clinic of Fort Atkinson, Limited Partnership	Sport & Spine Clinic of Sauk City Sport & Spine Clinic of Madison Sport & Spine Clinic of Jefferson Sport & Spine Edgerton	TX
Sport & Spine Clinic, L.P.	Sport & Spine Sport & Spine Clinic of Edgar Sport & Spine Minocqua Sport & Spine - Rib Mountain	DE
SportsCare and Armworks Management GP, LLC		TX
Spracklen Physical Therapy, Limited Partnership		TX
STAR PT Management GP, LLC		TX
STAR Physical Therapy, LP		TX
Star Therapy Centers, Limited Partnership
Star Therapy Services of Copperfield
Star Therapy Services of Cy-Fair
 Star Therapy Services of Fulshear
Star Therapy Services of Katy
Star Therapy Services of Magnolia
Star Therapy Services of Spring Cypress
Star Therapy Services of Cinco Ranch
TX
Summit Hand Management GP, LLC		TX
Summit Hand Therapy, Limited Partnership		DE
Summit PT Management GP, LLC		TX
Summit Physical Therapy, Limited Partnership	Brookeville Physical Therapy	TX
Texstar Physical Therapy, Limited Partnership		TX
The Hale Hand Center, Limited Partnership		TX
The U.S. Physical Therapy Foundation		TX
Therapyworks Physical Therapy, LLC	Therapyworks	DE
Thibodeau Physical Therapy, Limited Partnership		TX
Thomas Hand and Rehabilitation Specialists, Limited Partnership	CoreFit Rehabilitation	TX
Thunder Physical Therapy, Limited Partnership		TX
TX - P4 PT Management GP, LLC		TX
TJC Concierge, LLC		TX
U.S. Physical Therapy, Inc. PAC		TX
U.S. Physical Therapy, Ltd.		TX
U.S. PT - Delaware, Inc.		DE
U.S. PT Alliance Rehabilitation Services, Inc.	Alliance Rehabilitation Services	TX
U.S. PT Management, Ltd.		TX
U.S. PT Michigan #1, Limited Partnership	Genesee Valley Physical Therapy	TX
U.S. PT Michigan #2, Limited Partnership	Physical Therapy Solutions	TX
U.S. PT Solutions, Inc.	Physical Therapy Solutions	TX
U.S. PT Texas, Inc.	Kinetix Physical Therapy	TX
U.S. PT Therapy Services, Inc. (formerly U.S. Surgical Partners, Inc.)
Capstone Physical Therapy
Carolina Hand and Wellness Center
Hand Therapy of North Texas - Frisco
Hand Therapy of North Texas - Coppell
Innovative Physical Therapy
Lake City Hand Therapy
Life Sport Physical Therapy
Life Sport Physical Therapy - Glen Ellyn
Metro Hand Rehabilitation
Missouri City Physical Therapy
Mountain View Physical Therapy of Medford
Mountain View Physical Therapy of Talent
Northern Illinois Therapy Services
Propel Physical Therapy
ReAction Physical Therapy
Therapeutic Concepts
Tulsa Hand Therapy
Waco Sports Medicine and Rehabilitation
DE
U.S. PT Turnkey Services, Inc. (formerly Surgical Management GP, Inc.	The Hand & Orthopedic Rehab Clinic	TX
U.S. Therapy, Inc.	First Choice Physical Therapy	TX
The Facilities Group, Inc.
University Physical Therapy, Limited Partnership		TX
USPT Physical Therapy, Limited Partnership	Body Basics Physical Therapy	TX
Victory Physical Therapy, Limited Partnership		TX
West Texas Physical Therapy, Limited Partnership		TX
Wright PT Management GP, LLC		TX
Wright Physical Therapy, Limited Partnership		TX
Wyoming Hand and PT Management GP, LLC		TX